UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
 OF THE SECURITIES EXCHANGE ACT OF 1934

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EDCI Holdings, Inc.
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TABLE OF CONTENTS

Page

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT	1 4
EXECUTIVE OFFICERS OF THE REGISTRANT	5
PROPOSAL ONE – ELECTION OF DIRECTORS	5
NOMINEE FOR ELECTION AS CLASS II DIRECTOR UNTIL THE 2013 ANNUAL MEETING	5
DIRECTORS CONTINUING IN OFFICE AS CLASS III DIRECTORS UNTIL THE 2011 ANNUAL MEETING	6
DIRECTORS CONTINUING IN OFFICE AS CLASS I DIRECTORS UNTIL THE 2012 ANNUAL MEETING	6
LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS	6
COMMITTEES OF THE BOARD OF DIRECTORS Audit Committee Governance and Nominating Committee Compensation and Plan Administration Committee	6 7 7 8
DIRECTOR COMPENSATION	9
EXECUTIVE COMPENSATION Summary Compensation Table Option Exercises and Stock Vested Non-Qualified Deferred Compensation Employment and Severance Agreements Outstanding Equity Awards at Fiscal Year-End	10 10 11 11 11 12
AUDIT COMMITTEE REPORT	13
CODE OF ETHICS	13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	13
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13
PROPOSAL TWO: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
PROPOSAL THREE: STOCKHOLDER PROPOSAL TO HIRE INDEPENDENT CONSULTANT TO REPRESENT THE INTERESTS OF CERTAIN THIRD PARTIES	14
PROPOSALS OF STOCKHOLDERS	15
OTHER MATTERS	16
INCORPORATION BY REFERENCE	16
HOUSEHOLDING	16

EDCI Holdings, Inc.
 11 East 44th Street, Suite 1201
 New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 15 2010

The 2010 Annual Meeting of the Stockholders of EDCI Holdings, Inc., a Delaware corporation (the “Company” or “EDCI”), will be held at the Westin Atlanta Airport, Atlanta I Room, 4736 Best Road, Atlanta, GA 30337 on June 15, 2010 at 9:00 a.m. local time for the following purposes:

•	To elect one Class II Director,

•	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm to audit the financial statements of the Company,

•
To consider a stockholder proposal, if properly presented at the Annual Meeting, which our Board of Directors unanimously opposes, to require the Company to hire an independent contractor to represent the interests of certain third parties.

•	To transact any other business that may properly come before the 2010 Annual Meeting and any adjournment(s) or postponement(s) thereof.

The close of business on April 20, 2010 has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the 2010 Annual Meeting and any adjournment(s) or postponement(s) thereof. The Company is pleased to take advantage of SEC rules that allow the Company to furnish proxy materials to stockholders via the Internet. In this regard, a Proxy Statement, a form of proxy and the Company’s 2009 Annual Report are currently available on our website, without charge, at http://www.edcih.com.

You may vote your shares in person at the 2010 Annual Meeting, via the Internet, by telephone or by mail. Please refer to the section “How do I vote?” for detailed voting instructions. If you choose to vote in person at the Annual Meeting, via the Internet or by telephone, you do not need to mail in a proxy card. A list of stockholders entitled to vote at the 2010 Annual Meeting will be open to the examination of any stockholder for any purpose relevant to the 2010 Annual Meeting, during ordinary business hours, for a period of 10 days prior to the 2010 Annual Meeting at the Company’s offices located at 11 East 44th Street, Suite 1201, New York, New York and will be available at the meeting for such purpose.

Stockholders are cordially invited to attend this meeting. Each stockholder, whether or not he or she expects to be present in person at the 2010 Annual Meeting, is requested to VOTE, AS PROMPTLY AS POSSIBLE, VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET as described in the following materials. If you received a proxy card by mail, you also may SIGN, DATE and RETURN THE PROXY CARD in the envelope that was provided to you.

BY ORDER OF THE BOARD OF DIRECTORS

Clarke H. Bailey
 Chairman and Chief Executive Officer

May 3, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 15, 2010

EDCI’s Proxy Statement, form of proxy, and 2009 Annual Report on Form 10-K are currently available on the Company’s website at http://edcih.com under the heading “Investor Center.” The Company’s website does not have “cookies” which identify visitors to the site. The Notice of Internet Availability of Proxy Materials was first mailed to stockholders on or about May 3, 2010. The cost of solicitation of proxies will be borne by EDCI.

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend the 2010 Annual Meeting, you should read the Proxy Statement carefully and vote your shares, as promptly as possible, via the Internet or by telephone, or, if you received a proxy card by mail, by completing, signing, and dating the proxy card and returning it in the postage prepaid envelope which was provided to you. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name and bring an account statement or letter from the nominee indicating your beneficial ownership as of the record date.

EDCI HOLDINGS, INC.
 PROXY STATEMENT

2010 ANNUAL MEETING

Why did I receive a Notice regarding the availability of Proxy Materials?

In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send a Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet or telephonically.

In addition, you may request to receive future proxy materials on an ongoing basis (i) electronically by e-mail or (ii) in printed form by mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. Your election to receive proxy materials by e-mail or by mail will remain in effect until you terminate it.

Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Internet Availability of Proxy Materials contains instructions on how to request a paper copy of the Proxy Statement and related proxy materials by phone, e-mail, or via the Internet.

What is the purpose of the Proxy Materials?

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EDCI Holdings, Inc. (“EDCI ” or the “ Company ”) of proxies for use at the 2010 Annual Meeting of Stockholders to be held at Westin Atlanta Airport, Atlanta I Room, 4736 Best Road, Atlanta, GA 30337 on June 15, 2010 at 9:00 a.m. local time, and any adjournment(s) or postponement(s) thereof.  These materials are being made available on or about May 3, 2010.  All stockholders of record as of the close of business on April 20, 2010, are entitled to attend the 2010 Annual Meeting and to vote on the items of business outlined in this proxy statement.  If you choose not to attend the 2010 Annual meeting, you may vote your shares via the internet, by telephone or by mail.

Am I entitled to vote?

You are entitled to vote if our records indicate that you held shares as of the close of business on April 20, 2010. All stockholders of record are entitled to one vote per share of the Company’s common stock (“Common Stock”) held for each matter submitted for a vote at the meeting. On April 20, 2010, there were 6,730,099 shares of EDCI’s Common Stock outstanding.

What is the difference between holding shares as a beneficial owner in street name and a stockholder of record?

If your shares are held in street name through a broker, bank, trust or other nominee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you have the right to direct your broker, bank, trust or other nominee on how to vote your shares.

Your broker, bank, trust or other nominee has the discretion to vote on routine corporate matters presented in the proxy materials without your specific voting instructions. Your broker, bank, trust or other nominee does not have the discretion to vote on non-routine matters. Pursuant to recent amendments to the rules of the New York Stock Exchange applicable to brokers, the proposal for the election of a director to the Company’s Board is considered a non-routine item and, therefore brokers and other nominees will not have discretion to vote your shares on this proposal. If you hold your shares in street name, you, the beneficial owner, are not the stockholder of record, and therefore you may not vote these shares in person at the 2010 Annual Meeting unless you obtain a legal proxy from the broker, bank, trust or other nominee that holds your shares.

If your shares are registered directly in your name with EDCI’s transfer agent, American Stock Transfer & Trust Company, you are considered to be a stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to EDCI or to a third party, or to vote in person at the 2010 Annual Meeting.

How do I request paper copies of the proxy materials?

You may request paper copies of the 2010 proxy materials by following the instructions listed at www.proxyvote.com, by telephoning 1-800-579-1639 or by sending an e-mail to sendmaterial@proxyvote.com.

How do I vote?

By Internet or Telephone

You may vote electronically via the Internet at www.proxyvote.com. If you wish to vote by telephone you will need to request paper copies of the materials in order to obtain a Voting Instruction Form which contains a specific telephone number for your broker, bank, trust or other nominee. Votes submitted telephonically or via the Internet must be received by 11:59 PM (EST) on June 14, 2010.

In Person

If you hold EDCI shares in street name through a broker, bank, trust or other nominee, you must obtain a legal proxy from that institution and present it to the inspector of elections with your ballot to be able to vote at the 2010 Annual Meeting. To request a legal proxy please follow the instructions at www.proxyvote.com.

If you hold EDCI shares directly in your name as a stockholder of record, you may vote in person at the 2010 Annual Meeting. Stockholders of record are entitled to one vote per share of Common Stock held for each matter submitted for a vote at the meeting. Stockholders of record also may be represented by another person at the 2010 Annual Meeting by executing a proper proxy designating that person.

By Mail

To vote by mail you must request paper copies of the proxy materials. Once you receive your paper copies, you will need to mark, sign and date the Voting Instruction Form and return it in the prepaid return envelope provided. Our proxy distributor, Broadridge Financial Solutions, Inc. (“Broadridge”) must receive your Voting Instruction Form no later than close of business on June 14, 2010.

What are the proposals to be considered at the 2010 Annual Meeting?

At the annual meeting, the Company will ask its stockholders to:

(1)	elect one Class II Director for a three-year term;

(2)	ratify the selection of Ernst & Young LLP as the independent registered public accounting firm to audit the financial statements of the Company; and

(3)
consider a stockholder proposal, if properly presented at the Annual Meeting, which our Board of Directors unanimously opposes, to require the Company to hire an independent contractor to represent the interests of certain third parties.

What are the Board of Directors recommendations?

The Board of Directors recommends that the stockholders vote “FOR” the election of the director nominee and “FOR” ratification of the selection by the Board of Directors of Ernst & Young LLP as the Company’s independent public accountants for the 2010 fiscal year.  The Board of Directors recommends that the stockholders vote “AGAINST” the stockholder proposal to hire an independent contractor to represent the interests of certain third parties.

The Company’s Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting, the persons named as proxies in the enclosed proxy card will vote the proxies in accordance with their best judgment. If necessary to solicit additional proxies, the Company may ask its stockholders to vote upon the adjournment or postponement of the Annual Meeting.

What vote is necessary to approve each item?

Proposal One

The one nominee for director receiving a plurality of the votes cast at the meeting will be elected as director to serve until the expiration of his term or until his successor has been duly elected or qualified. If you do not vote “FOR” the nominee or you indicate “WITHHELD” on your proxy card, your vote will neither be counted for or against the nominee. Abstentions will not affect the outcome of this proposal.

Proposal Two

Ernst & Young LLP will be ratified as the Company’s independent accountant for the 2010 fiscal year if a majority of shares represented at the Annual Meeting and eligible to vote on the matter vote in favor of the proposal. If you do not vote “FOR” the appointment of Ernst & Young LLP or you indicate “WITHHELD” on your proxy card, your vote will count against the proposal. Broker non-votes will not affect the outcome of this proposal because the shares will not be considered eligible to vote on this proposal. Abstentions will be treated as a vote against the proposal.

 Proposal Three

The stockholder proposal will be approved if a majority of shares represented at the Annual Meeting and eligible to vote on the matter vote in favor of the proposal. If you do not vote “FOR” the proposal or you indicate “WITHHELD” on your proxy card, your vote will count against the proposal. Broker non-votes will not affect the outcome of this proposal because the shares will not be considered eligible to vote on this proposal. Abstentions will be treated as a vote against the proposal.

Can I revoke my proxy?

Yes. If your shares are held in street name through a broker, bank, trust or other nominee, you may revoke any proxy that you previously granted or change your vote at any time prior to 11:59 PM (EST) on June 14, 2010, by entering your new vote electronically via the Internet at www.proxyvote.com using the account, control and pin numbers that you previously used or telephonically using the number indicated on your Voting Instruction Form. If you desire to change your vote by mail, you must first request paper copies of the materials and mail your new Voting Instruction Form using the prepaid return envelope provided. However, your new instructions must be received before the close of business on May 13, 2010.

You also may revoke your proxy or change your vote at any time prior to the final tallying of votes by:

•	Delivering a written notice of revocation to EDCI’s Corporate Secretary at the address on the Notice of Annual Meeting;

•	Executing and delivering to the Corporate Secretary a later-dated proxy; or

•	Attending the meeting and voting in person.

What constitutes a quorum?

One-third of the total issued and outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

Where can I find voting results of the Annual Meeting?

We will announce preliminary results at the meeting and publish final results in a Current Report on Form 8-K filed with the SEC within four business days after the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Listed in the following table are the beneficial owners known to the Company as of April 20, 2010, of more than 5% of the outstanding Common Stock. In addition, this table includes the number of shares of Common Stock beneficially owned by each director and each of the executive officers listed in the Summary Compensation Table, and the number of shares owned by directors and executive officers as a group. Except as noted below, the address of each beneficial owner is EDCI Holdings, Inc., 11 East 44th Street, Suite 1201, New York, New York 10017.

	Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

	Clarke H. Bailey	96,311	(1)	1.43
	Matthew K. Behrent	2,000		*
	Roger J. Morgan	-		*
	Ramon D. Ardizzone	26,074	(2)	*
	Cliff O. Bickell	25,735	(3)	*
	Peter W. Gilson	27,997	(4)	*
	Horace H. Sibley	26,477	(5)	*
	David Sandberg (8)	282,986		4.20
	All directors and executive officers as a group (10 persons)	487,580	(6)	7.24
	Robert L. Chapman, Jr. et al (9)	587,936	(7)	8.74
	Dimensional Fund Advisors, Inc. (10)	336,767		5.00

*	Less than 1%.

(1)	Includes 70 shares held by Mr. Bailey’s son and 60,053 shares that may be acquired at or within 60 days of April 20, 2010, pursuant to the exercise of options.

(2)	Includes 6,000 shares that may be acquired at or within 60 days of April 20, 2010 pursuant to the exercise of options.

(3)	Includes 6,000 shares that may be acquired at or within 60 days of April 20, 2010 pursuant to the exercise of options.

(4)	Includes 9,000 shares that may be acquired at or within 60 days of April 20, 2010 pursuant to the exercise of options.

(5)	Includes 9,000 shares that may be acquired at or within 60 days of April 20, 2010 pursuant to the exercise of options.

(6)	Includes 90,053 shares that may be acquired at or within 60 days of April 20, 2010 pursuant to the exercise of options.

(7)	Includes 3,000 shares that may be acquired at or within 60 days of April 20, 2010 pursuant to the exercise of options.

(8)
Red Oak Partners, LLC (“ROP”) serves as the general partner of The Red Oak Fund, LP, a Delaware limited partnership (the “Fund”), the direct owner of the subject securities. David Sandberg is the managing member of ROP and the Fund’s portfolio manager.  ROP serves as a general partner of Pinnacle Partners, LLC, a Colorado limited liability limited company (“Pinnacle Partners”). Pinnacle Partners manages Pinnacle Fund, LLP, a Colorado limited liability partnership (“Pinnacle Fund”), the direct owner of the subject securities.  ROP is the investment advisor to Bear Market Opportunity Fund, L.P., the direct owner of the subject securities, and exercises investment control over the subject securities. David Sandberg is the managing member of ROP and is the portfolio manager of the Bear Market Opportunity Fund, L.P.  Each Reporting Person disclaims beneficial ownership of all securities reported herein, except to the extent of their pecuniary interest therein, if any, and this report shall not be deemed an admission that such Reporting Person is the beneficial owner of the shares for purposes of Section 16 of the Securities and Exchange Act of 1934 or for any other purpose.

(9)
Robert L. Chapman, Jr., Chap-Cap Activist Partners Master Fund, Ltd., Chap-Cap Partners II Master Fund, Ltd., and Chapman Capital L.L.C. jointly report beneficial ownership of certain shares of Common Stock. Chap-Cap Activist Partners Master Fund, Ltd. has shared voting power and sole dispositive power over 268,551 shares, Chap-Cap Partners II Master Fund, Ltd. has shared voting power and sole dispositive power over 237,620 shares, Chapman Capital L.L.C. has shared voting and dispositive power over 506,171 shares and Mr. Chapman has shared voting and dispositive power over 506,171 shares and sole voting and dispositive power over 81,765 shares (which includes the options referenced in footnote 7 above). Mr. Chapman’s and the reporting entities’ address is 1007 N. Sepulveda Blvd. #129, Manhattan Beach, CA 90267.

(10)
The address of Dimensional Fund Advisors, Inc. (“DFA”) is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. This information is based on the Schedule 13G filed by DFA on February 9, 2009. Such shares are owned by certain investment companies, commingled group trusts and accounts with respect to which DFA acts as an investment advisor or manager. DFA disclaims beneficial ownership of all such shares.

EXECUTIVE OFFICERS OF THE REGISTRANT

Presented below is information about each person who currently serves as an executive officer of EDCI. None of the individuals listed below is related to each other, whether by blood, marriage, or adoption. No executive officer was selected pursuant to any arrangements or understandings between such individual and any other person.

Clarke H. Bailey; age 55; Chief Executive Officer of the Company since July 2009; Director of the Company since December 1990; Interim Chief Executive Officer of the Company from September 2008 to January 2009; Chief Executive Officer of the Company from October 2003 to November 2006; Chairman of the Company since October 1999; Vice Chairman of the Company from November 1992 to June 1996; Chief Executive Officer of the Company from December 1990 to March 1994; Acting Chief Executive Officer of the Company from May 1994 to December 1994; Director of Iron Mountain Incorporated.

Matthew K. Behrent; age 39; Executive Vice President, Corporate Development of the Company and EDC, LLC since November 2007; Senior Vice President & Chief Acquisitions Officer of the Company from July 2005 to November 2007; Vice President of Revolution Partners from March 2004 until June 2005; Associate at Credit Suisse First Boston from June 2000 until January 2003; Associate at Cleary Gottlieb Steen & Hamilton from June 1998 until May 2000; Director of Tengasco Inc.

Roger J. Morgan; age 45; Executive Vice President International Operations of EDC, LLC since June 2005; Head of Operations Universal Manufacturing & Logistics International from January 2005 to May 2005; Chief Financial Officer of Universal Manufacturing & Logistics International from July 1999 to December 2004.

PROPOSAL ONE— ELECTION OF DIRECTORS

The total number of directors on the Company’s Board of Directors is six. Pursuant to the Company’s certificate of incorporation and by-laws, the Board of Directors is divided into three classes each consisting, as nearly as may be possible, of one-third of the total number of directors, for terms of three years. Subsequent to the determination by one of the existing Class II Directors not to stand for re-election, the Board of Directors determined not to appoint another candidate in order to save director fees given the Company's ongoing Plan of Dissolution..Proxies cannot be voted for a greater number of persons than the one director nominee named.

The Board of Directors of the Company is responsible for ensuring that its members have the requisite skills, experience and business acumen to evaluate business situations and make critical decisions on behalf of the Company and its stockholders. To help ensure the Board of Directors meets its responsibility, the Board of Directors has assigned the Governance and Nominating Committee the task of administering the skill evaluations of directors and director candidates. All candidates for director positions are carefully screened initially by the Governance and Nominating Committee and its agents through a series of background checks, interviews and reference follow ups. Detailed reviews and diligence are performed before candidates are proposed for nomination to the full Board of Directors and stockholders.

The Governance and Nominating Committee conducts an annual evaluation of all directors based on 23 criteria including financial literacy, international business experience, industry knowledge and merger and acquisition experience, amongst other skills. The results are then discussed with the full Board of Directors and any skill gaps are identified and addressed through appropriate means. Ample opportunity is given to discuss the individual and collective skills of directors as well as the performance of committees and the entire Board of Directors.

At the 2010 Annual Meeting, one Class II Director is to be elected. As proposed and recommended by the Governance and Nominating Committee, the Board of Directors has nominated David A. Sandberg who is currently serving as a director of the Company, for election as a Class II Director to serve for a three-year term expiring at the Annual Meeting of Stockholders in 2013, and until his respective successor shall have been elected and qualified.

The Board of Directors recommends a vote FOR the nominee. The nominee has indicated his willingness to serve if elected, and the Board of Directors has no reason to believe that the nominee will be unavailable. In the event that a vacancy arises among such nominee by death or any other reason prior to the 2010 Annual Meeting, the proxy may be voted for a substitute nominee designated by the Board of Directors.

The biographies of each of the directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Governance and Nominating Committee and the Board of Directors to determine that the person should serve as a director for the Company beginning in 2010.

NOMINEE FOR ELECTION AS CLASS II DIRECTOR UNTIL THE 2013 ANNUAL MEETING

David A. Sandberg; age 37; Director of the Company since June 2009; Managing member, founder, and portfolio manager of Red Oak Partners, LLC, a NY-based hedge fund advisor, since its March 2003 inception. Previously, Mr. Sandberg co-managed JH Whitney & Co.’s Green River Fund; Director of SMTC Corp.; Chairman of Asure Software, Inc.; Mr. Sandberg has extensive experience in corporate finance and public company strategic planning.

DIRECTORS CONTINUING IN OFFICE AS CLASS III DIRECTORS UNTIL THE 2011 ANNUAL MEETING

Ramon D. Ardizzone; age 72; Director of the Company since November 1992; Vice Chairman of the Company since May 2001; Chairman of the Company from June 1996 to September 1999; President and Chief Executive Officer of the Company from December 1998 to June 1999; President of the Company from December 1994 to June 1996; Chief Executive Officer of the Company from May 1995 through December 1996; Acting Chief Executive Officer of the Company from December 1994 to May 1995; Chief Operating Officer of the Company from June 1994 to December 1994; Acting Chief Operating Officer of the Company from May 1994 to June 1994; Executive Vice President of the Company from November 1992 to December 1994; Executive Vice President of the Company in charge of Sales and Marketing from November 1992 to May 1994. Mr. Ardizzone has extensive executive experience in corporate finance and strategic planning, international operations, and sales and marketing.

Cliff O. Bickell; age 67; Director of the Company since October 2004; Acting President, Scientific Games, Inc. Printed Parts Division from January 2008; Full-time and part-time consultant to Scientific Games, Inc. from January 2007 to December 2007; President, Scientific Games, Inc. Printed Products Division from September 2000 to December 2006; Vice President, Chief Financial Officer and Treasurer of Scientific Games, Inc. from January 1995 to August 2000; Vice President, Chief Financial Officer, and Treasurer of Paragon Trade Brands, Inc. from May 1992 to January 1995.  Mr. Bickell has extensive executive experience in corporate finance and accounting, strategic planning, and operations.  Mr. Bickell currently serves as Lead Director, Chairman of the Audit Committee of the Board and has been designated as the Audit Committee financial expert.

DIRECTORS CONTINUING IN OFFICE AS CLASS I DIRECTORS UNTIL THE 2012 ANNUAL MEETING

Clarke H. Bailey; age 55; Director of the Company since December 1990; Chief Executive Officer of the Company since July 2009; Interim Chief Executive Officer of the Company from September 2008 to January 2009; Chief Executive Officer of the Company from October 2003 to November 2006; Chairman of the Company since October 1999; Vice Chairman of the Company from November 1992 to June 1996; Chief Executive Officer of the Company from December 1990 to March 1994; Acting Chief Executive Officer of the Company from May 1994 to December 1994; Director of Iron Mountain Incorporated. Director of ACT Teleconferencing, Inc. Mr. Bailey has extensive executive experience in strategic planning, mergers and acquisitions, international operations, corporate governance and demonstrated strong leadership skills during his tenure as Chairman of the Board.

Peter W. Gilson; age 70; Director of the Company since March 1997; Chairman of the Board of Directors of Swiss Army Brands, Inc. from May 1998 to August 2002; Chairman of the Executive Committee of Swiss Army Brands, Inc. from 1998 to May 2002; President, Chief Executive Officer and Director of Physician Support Systems, Inc. from 1991 to December 1997. Mr. Gilson has extensive executive experience in corporate development, strategic planning, and public company executive compensation. Mr. Gilson currently serves as the Chairman of the Compensation Committee of the Board.

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

Our Bylaws currently provide that the Chairman of the Board may simultaneously serve as the Chief Executive Officer of the Company and shall preside at all Board and stockholders’ meetings. Clarke H. Bailey currently serves as Chairman of the Board and Chief Executive Officer. We have chosen to combine the principal executive officer and Board chairman positions because this combined role promotes unified leadership and direction for the Board and for executive management, and allows for a single, clear focus for the chain of command while saving on corporate costs in conjunction with the previously approved Plan of Dissolution. Furthermore, the Board does not believe that the Company’s size or the complexity of its operations warrants a separation of the Chairman and Chief Executive Officer functions.  For these reasons, the Company has determined that it is appropriate for Mr. Bailey to serve as both Chairman of the Board and Chief Executive Officer.

In addition, the Board has determined to maintain a lead independent director at this time because Mr. Bailey does not meet the NASDAQ standards of independence due to his service as Chief Executive Officer of the Company. The independent directors have elected Cliff O. Bickell to serve as the lead independent director. The lead independent director is selected annually by the independent directors. The lead independent director’s responsibilities include, among others, presiding at the meetings of the independent directors, approving meeting agendas and schedules, approving and advising the Chairman of the Board as to the quality, quantity, and timeliness of information sent to the Board, and serving as the principal liaison and facilitator between the independent directors and the Chairman of the Board.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met 15 times during 2009. The Board of Directors operates under the terms of a charter, a copy of which is available on the Company’s website at www.edcih.com under the headings “Investor Center” and “Corporate Governance.” The full Board of Directors has determined that the following directors are independent under the standards set forth in the Board of Directors charter and the listing standards of NASDAQ: Cliff O. Bickell, Ramon D. Ardizzone, Peter W. Gilson, David A. Sandberg and Horace H. Sibley. The independent directors met in executive session 3 times during 2009.

The Board of Directors has standing Audit, Governance and Nominating, and Compensation and Plan Administration Committees. Each of these committees operates under the terms of a charter, a copy of which is available on the Company’s website at www.edcih.com under the headings “Investor Center” and “Corporate Governance.” The functions and membership of the Audit, Governance and Nominating and Compensation and Plan Administration Committees are set forth below.

Each member of the Board of Directors attended 90% or more of the aggregate number of meetings of the Board of Directors and the meetings of all committees of the Board of Directors on which he served during 2009.

Audit Committee

Our Board of Directors has established a separately-designated Audit Committee.  The current members of the Audit Committee are Cliff O. Bickell, David A. Sandberg, and Ramon D. Ardizzone. The Audit Committee met 9 times during 2009. All of the members of the Audit Committee are independent directors within the meaning of applicable NASDAQ listing standards. The Board of Directors has determined that Mr. Bickell is an “audit committee financial expert” within the meaning of the regulations of the Securities and Exchange Commission.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders and on the Company’s processes and procedures for the management of business and financial risks. The function of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility to stockholders, potential stockholders and the investment community in monitoring:

•	the accounting and reporting practices of the Company,
•	the Company’s compliance with legal and regulatory requirements related to financial reporting,
•	the qualifications and independence of the Company’s independent registered public accounting firm,
•	the performance of the Company’s internal audit function and independent registered public accounting firm, and
•	the quality and integrity of the financial reports of the Company.

A full description of the Audit Committee’s primary responsibilities, operating principles, and relationship with the internal auditor and the independent registered public accounting firm is contained in the Audit Committee Charter, a copy of which is available on the Company’s website at www.edcih.com under the headings “Investor Center” and “Corporate Governance.”

Governance and Nominating Committee

Our Board of Directors has established a separately-designated Governance and Nominating Committee.  Horace H. Sibley, Cliff O. Bickell, and Peter W. Gilson served on the Governance and Nominating Committee in 2009. All of the members of the Governance and Nominating Committee are independent directors within the meaning of applicable NASDAQ listing standards. The Governance and Nominating Committee met 7 times during 2009. The Governance and Nominating Committee’s functions include assisting the Board of Directors in ensuring that it is appropriately constituted to meet its fiduciary obligations to the stockholders and the Company by developing and implementing policies and processes regarding corporate governance matters, by assessing Board of Directors membership needs, and by proposing director candidates to the Board of Directors. The Governance and Nominating Committee is also responsible for reviewing and recommending action to the Board of Directors concerning related party transactions or relationships involving a possible conflict of interest between the Company and either a director or a senior executive officer.

In identifying potential director candidates, the Governance and Nominating Committee seeks input from other members of the Board of Directors and executive officers and also considers recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by the Governance and Nominating Committee. The Governance and Nominating Committee will also consider director candidates recommended by stockholders to stand for election at the Annual Meeting of Stockholders, so long as such recommendations are submitted in accordance with the procedures described below.

The Governance and Nominating Committee has not set specific, minimum qualifications that must be met by a director candidate. Rather, in evaluating candidates for recommendation to the Board of Directors, the Governance and Nominating Committee considers the following factors, in addition to any other factors that it deems appropriate:

•	whether the candidate is of the highest ethical character and shares the values of the Company,

•	whether the candidate’s reputation, both personal and professional, is consistent with the image and reputation of the Company,

•	whether the candidate’s diversity, characteristics, experiences, perspectives and skills would benefit the Board of Directors given the current composition of the Board of Directors,

•	whether the candidate is “independent” as defined by NASDAQ listing standards and other applicable laws, rules or regulations regarding independence,

•
whether the candidate qualifies as someone who is “financially sophisticated” or as an “audit committee financial expert” as described in NASDAQ listing standards or any other applicable laws, rules or regulations,

•
whether the candidate is free from material conflicts of interest that would interfere with the candidate’s ability to perform the duties of a director or violate any applicable NASDAQ listing standard or other applicable law, rule or regulation,

•
whether the candidate’s service as an executive officer of another company or on the boards of directors of other public companies would interfere with the candidate’s ability to devote sufficient time to discharge his or her duties as a director,

•
if the candidate is an incumbent director, the director’s overall service to the Company during the director’s term, including the number of meetings attended, the level of participation and the overall quality of performance of the director, and

•	whether the candidate has specific skill sets that are important to the Company’s future success.

The Governance and Nominating Committee also assesses the effectiveness of its efforts to have a diverse Board of Directors by periodically reviewing the current Board members for geographic, occupational, gender, race and age diversity. Qualified candidates are selected for recommendation to the Board of Directors by majority vote of the Governance and Nominating Committee. The Board of Directors, taking into consideration the recommendations of the Governance and Nominating Committee, is responsible for filling vacancies and selecting nominees for election as directors at the Annual Meeting of Stockholders, with the primary emphasis on the guidelines set forth above.

Stockholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee may do so by mailing a written recommendation to Chairman, Governance and Nominating Committee, c/o Secretary, EDCI Holdings, Inc., 11 East 44th Street, Suite 1201, New York, New York 10018. Such recommendation must include the following information:

•	the name and address of the stockholder submitting the recommendation, the beneficial owner, if any, on whose behalf the recommendation is made and the director candidate,

•
the class and number of shares of stock of the Company that are owned beneficially and of record by the stockholder and, if applicable, the beneficial owner, including the holding period for such shares as of the date of the recommendation,

•	full biographical information concerning the director candidate, including a statement about the director’s qualifications,

•	all other information regarding each director candidate proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC,

•	a description of all arrangements or understandings among the stockholder and the candidate and any other person or persons pursuant to which the recommendation is being made, and

•	a written consent of the candidate (1) to be named in the Company’s proxy statement and stand for election if nominated by the Board of Directors, and (2) to serve if elected by the stockholders.

Recommendations by stockholders for director candidates to be considered by the Governance and Nominating Committee must be submitted not later than the 120th calendar day before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting. The submission of a recommendation by a stockholder in compliance with these procedures will not guarantee the selection of the stockholder’s candidate or the inclusion of the candidate in the Company’s proxy statement.

The by-laws of the Company also provide that nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders by any stockholder entitled to vote on such election. Such nominations must be submitted to the Secretary of the Company in accordance with the procedures specified in Section IX of Article II of the Company’s by-laws as described under “PROPOSALS OF STOCKHOLDERS” below. The Company’s by-laws require the presiding officer of the Annual Meeting of Stockholders to refuse to acknowledge the nomination of any person that is not submitted in compliance with such procedures.

A full description of the Governance and Nominating Committee’s primary responsibilities and operating principles is contained in the Governance and Nominating Committee Charter, a copy of which is available on the Company’s website at www.edcih.com  under the headings “Investor Center” and “Corporate Governance.”

Compensation and Plan Administration Committee

Our Board of Directors has established a separately-designated Compensation and Plan Administration Committee. Howard W. Speaks, Donald S. Bates, David A. Sandberg and Peter W. Gilson served on the Compensation and Plan Administration Committee in 2009. Mr. Speaks served on the Compensation and Plan Administration Committee until his respective resignation from the Board of Directors in June 2009.  Mr. Bates served on the Compensation and Plan Administration Committee until the expiration of his term in May 2009.  All of the members of the Compensation and Plan Administration Committee are independent directors within the meaning of applicable NASDAQ listing standards. The Compensation and Plan Administration Committee met 10 times during 2009. The function of the Compensation and Plan Administration Committee is to develop and review all compensation philosophies and practices and to review and approve all bonus and incentive programs, as well as all compensation and benefits for executive officers. The Compensation and Plan Administration Committee is also responsible for reviewing, overseeing and making recommendations to the Board of Directors on the Company’s incentive stock plans, employee stock purchase plan and 401(k) plan and for reviewing and recommending to the Board of Directors compensation and benefits for the Board of Directors. The charter of the Compensation and Plan Administration Committee does not provide for the delegation by the committee of its duties to any other committee or executive officers of the Company. Regarding most compensation matters, including executive and director compensation, Company management provides recommendations to the Compensation and Plan Administration Committee, which are considered by the committee in the discharge of its duties. The charter of the Compensation and Plan Administration Committee is posted on the Company’s website at www.edcih.com under the headings “Investor Center” and “Corporate Governance.”

DIRECTOR COMPENSATION

The following table provides the compensation earned by the Company’s non-employee directors during the year ended December 31, 2009. Clarke H. Bailey, the Company’s Chairman and Chief Executive Officer, is not included in the Director Compensation table because he is an employee of the Company (see the Summary Compensation Table below). Mr. Bailey does not receive compensation under the non-employee director compensation plan described below.

Name	Fees Earned ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Ramon D. Ardizzone	39,000	18,000	17,910	74,910
Donald S. Bates (4)	18,205	—	13,500	31,705
Cliff O. Bickell	51,480	18,000	—	69,480
Peter W. Gilson	41,913	18,000	13,500	73,413
David A. Sandberg	22,813	—	15,210	38,023
Horace H. Sibley	37,000	18,000	15,480	70,480
Howard W. Speaks, Jr. (5)	19,695	—	—	19,695

(1)
For 2009 non-employee directors earned the following fees: an annual fee of $20,000 plus $1,500 for attendance at in-person meetings and $500 for attendance at meetings via telephonic conference call; no annual fee for Executive Committee participation; an annual fee of $8,000 for Audit Committee participation; an annual fee of $5,000 for Compensation and Plan Administration Committee participation; an annual fee of $3,000 for Governance and Nominating Committee participation; an annual fee of $8,000 for the Audit Committee chair position; $5,000 for the Compensation and Plan Administration Committee chair position; $3,000 for the Governance and Nominating Committee chair position; and an annual fee of $4,000 for service as the lead independent director. Annual fees are paid ratably on a quarterly basis. Meeting fees are also paid on a quarterly basis.

(2)
At the 2009 Annual Meeting of Stockholders, each director in the table above, received a number of restricted stock units equal to $18,000 divided by $4.92, the fair market value of the Common Stock on the last trading day immediately preceding the 2009 Annual Meeting of Stockholders. See Note 19 for a discussion of the assumptions underlying the valuation of equity awards. At the end of 2009, the aggregate number of outstanding restricted stock units held by each director in the table above was: Mr. Ardizzone 6,524, Mr. Bates 2,866, Mr. Bickell 6,524, Mr. Gilson 6,524, Mr. Sandberg 0, Mr. Sibley 6,524 and Mr. Speaks 6,524.

(3)
In accordance with resolutions passed by the Board, each non-employee director receives automatic formula-based awards of stock options to purchase 3,000 shares of the Common Stock upon initial appointment to the Board of Directors and on each third anniversary thereof.  During 2009, 3,000 options were granted to Mr. Ardizzone, Mr. Bates, Mr. Gilson, Mr. Sandberg and Mr. Sibley.  At the end of 2009, the aggregate number of outstanding stock options held by each director in the table above was: Mr. Ardizzone 12,000, Mr. Bates 12,000, Mr. Bickell 6,000, Mr. Chapman 3,000, Mr. Gilson 12,000, Mr. Sandberg 3,000, Mr. Sibley 12,000 and Mr. Speaks 9,000.

(4)	Mr. Bates served as a director until his term expired in May 2009.

(5)       Mr. Speaks served as a director until his resignation in June 2009.

EXECUTIVE COMPENSATION

The following table presents information for compensation earned by, awarded to, or paid to the Company’s Named Executive Officers for our fiscal years ended December 31, 2009 and 2008.  As part of EDCI’s overall efforts to reduce costs and minimize EDCI’s cash burn, on July 1, 2009, Mr. Bailey and Mr. Behrent agreed to reduce their salaries by 33%, respectively.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Clarke H. Bailey	2009	303,077	50,000		-		-	16,648 (2)	369,725
Chief Executive Officer	2008	277,500	-		-		-	11,648 (2)	289,148

Matthew K. Behrent	2009	227,500	-		-		-	26,378 (2)	253,878
Executive Vice President,	2008	260,000	260,000	(3)	-		-	9,365 (2)	529,365
Corporate Development

Roger Morgan (4)	2009	234,795	-		-	(5)	-	71,702 (6)	306,497
Executive Vice President	2008	278,277	-		-	(5)	-	84,980 (7)	363,257
International Operations of EDC

Robert L. Chapman, Jr. (8)	2009	112,500	-		112,500	(9)	-	-	225,000
Former Chief Executive Officer	2008	-	-		-		-	-	-

(1)
Amounts in this column reflect stock compensation awarded to Mr. Chapman in accordance with his employment agreement dated January 2, 2009.  See “Employment and Severance Agreements” for additional information.

(2)	Consists of payments for a car allowance, matching contributions paid to a defined contribution plan and disability insurance premiums.

(3)	Represents bonus paid in connection with retention contracts between the Company and the respective employees.

(4)
Mr. Morgan is based in the United Kingdom and is paid in pounds sterling.  Mr. Morgan’s compensation is reported in U.S. dollars based upon the prevailing average exchange rate from pounds sterling to U.S. dollars during 2009 of $1.5653 per pound.

(5)	Mr. Morgan holds 375 units of profits interests, all of which are fully vested, in the Company’s subsidiary EDC, LLC.

(6)	Consists of payments of $23,480 for a car allowance, social club dues and a $46,959 contribution made to Mr. Morgan’s personal retirement plan.

(7)	Consists of payments of $27,828 for a car allowance, social club dues and a $55,655 contribution made to Mr. Morgan’s personal retirement plan.

(8)	Mr. Chapman served as the Company’s Chief Executive Officer until July 2009 when Mr. Bailey was named Chief Executive Officer.

(9)	See Mr. Chapman's employment agreement description below for assumptions made in the valuation of these stock awards.

Option Exercises and Stock Vested

No stock options were exercised by the named executive officers during fiscal 2009.  Other than the shares of restricted stock issued to Robert L. Chapman, Jr. as noted below, no shares of restricted stock were outstanding or vested with respect to any named executive officers during fiscal 2009.  The EDCI shares issued to Mr. Chapman vested fully upon issuance and were not subject to forfeiture for any reason and it was determined that the shares may only be transferred pursuant to an exemption from registration under federal securities law.  The number of EDCI shares issued and delivered was calculated by dividing $18,750 by the average daily closing price of EDCI Shares on the Nasdaq Stock Market during the calendar month immediately preceding the calendar monthly period in which issuance and delivery was made.  See Mr. Chapman’s employment agreement description below for further details of the stock awards.

Non-Qualified Deferred Compensation

None of the named executive officers deferred any portion of their salary under the Non-Qualified Deferred Compensation Plan in 2009.

 Employment and Severance Agreements

Bailey Employment Agreement.  On July 2, 2009, in conjunction with the resignation of Robert L. Chapman, Jr, as noted below, Clarke H. Bailey was appointed to the position of Chief Executive Officer of the Company.  Mr. Bailey continued in his position as Non-Executive Chairman of the Board of Directors as well.  As a result of his new role, on July 2, 2009, the Board of Directors of the Company approved new compensation for Clarke H. Bailey consisting of an annual base salary of $300,000 and a car allowance of $700 per month.

It was further determined that Mr. Bailey would be eligible to participate in the Company’s annual bonus plan and receive discretionary bonus awards as determined by the Board of Directors of the Company in its sole discretion from time to time and is allowed to participate in all retirement plans, life, medical/dental insurance plans and disability insurance plans of the Company, to the extent eligible.  Mr. Bailey or the Company can terminate his arrangement at any time upon two weeks’ notice.

Chapman Employment Agreement.  On January 2, 2009, the Board of Directors of the Company appointed Robert L. Chapman Jr., as Chief Executive Officer.  In conjunction with the appointment of Mr. Chapman to the position of Chief Executive Office, the Company and Mr. Chapman entered into a letter agreement (the “Chapman Employment Agreement”), dated January 2, 2009, to confirm certain terms of Mr. Chapman’s employment with the Company.  Pursuant to the Chapman Employment Agreement, Mr. Chapman received $38,750 per month, or $450,000 annually, (the “Base Salary”), $18,750 of which was paid in cash in bi-weekly installments (the “Cash Portion of Base Salary”) and $18,750 of which was paid monthly through the issuance and delivery, within five days of the second bi-weekly payment of the Cash Portion of Base Salary each calendar month, of shares of common stock of the Company (“EDCI Shares”), issued in a valid private placement under federal securities laws (the “Stock Portion of Base Salary”). The Stock Portion of Base Salary vested fully upon issuance and was not subject to forfeiture for any reason, but such shares may only be transferred pursuant to an exemption from registration under federal securities law.  The number of EDCI Shares issued and delivered for each monthly payment of the Stock Portion of Base Salary was calculated by dividing $18,750 by the average daily closing price of EDCI Shares on the Nasdaq Stock Market during the calendar month immediately preceding the calendar monthly period in which issuance and delivery was made.   Mr. Chapman was eligible to participate in the Company’s bonus plans and was eligible to receive discretionary bonus awards as the Board of Directors determined in its sole discretion from time to time. No such bonuses were paid to Mr. Chapman during his tenure as CEO of the Company.  Mr. Chapman was not eligible to participate in any retirement, life, medical/dental insurance or disability insurance plans maintained by the Company during his tenure as CEO.  Mr. Chapman’s employment agreement had a term of a minimum of six months from July 2, 2009 (the “Effective Date”).  If Mr. Chapman’s position as CEO of the Company had been terminated by the Company prior to the six month anniversary of the Effective Date for any reason, including with or without cause, the Company would have paid Mr. Chapman, within one week of termination of such services, in one cash lump sum and one issuance and delivery of EDCI Shares, the remainder of Mr. Chapman’s Base Salary (both the Cash Portion of Base Salary and the Stock Portion of Base Salary) through such six month anniversary date in accordance with the payment provisions provided above. The number of EDCI Shares that would have been delivered for Mr. Chapman’s final payment would have been calculated by dividing the full calendar month and prorated/partial calendar monthly sums of all remaining $18,750 monthly EDCI Shares payments by the average daily closing price of EDCI Shares on the Nasdaq Stock Market, or other primary market (e.g., Pink Sheets) should EDCI Shares have ceased to trade on the Nasdaq Stock Market, during the calendar month immediately preceding the calendar month in which Mr. Chapman’s position had  been terminated. If EDCI Shares would not have traded on any particular business day during which the Nasdaq Stock Market had been open for trading, the closing price of EDCI Shares on the most recent, prior trading day on which EDCI Shares traded would have been used for that current day’s pricing in performing the monthly average calculation described above.  Following the six month anniversary of the Effective Date (July 2, 2009), Mr. Chapman’s position with the Company became that of an at-will employee, and thus following July 2, 2009, Mr. Chapman’s employment with the Company and his agreement was eligible to be terminated at any time by the Company or Mr. Chapman.  Effective July 2, 2009, Mr. Chapman resigned as Chief Executive Officer of EDCI.

Behrent Employment Agreement.  On July 1, 2009, the Company and Mathew K. Behrent, the Company's Executive Vice President, Corporate Development and Legal Counsel, mutually agreed to an amended and restated employment agreement (the “Behrent Employment Agreement”).  The amended agreement provided for a reduction in Mr. Behrent’s base salary from $260,000 to $175,000 and eliminated certain severance payments payable upon a termination of Mr. Behrent's employment without cause or with good reason following a change of control of the Company.  The amendment did not alter any other terms of Mr. Behrent's prior employment agreement.

Mr. Behrent is also eligible to participate in the Company’s annual bonus plan and receive discretionary bonus awards as determined by the Board of Directors of the Company in its sole discretion from time to time and is allowed to participate in all retirement plans, life, medical/dental insurance plans and disability insurance plans of the Company, to the extent eligible.  Mr. Behrent also receives a car allowance of $700 per month pursuant to the terms of the Behrent Employment Agreement.  Pursuant to a severance policy adopted in conjunction with the Company’s previously disclosed Plan of Dissolution covering Mr. Behrent and three other employees of EDCI (not including Mr. Bailey) who are involved in the Plan of Dissolution, Mr. Behrent will be eligible to receive severance equal to 26 weeks of his annual salary upon termination without cause.

Morgan Employment Agreement.  On December 16, 2009, the Company and Roger J. Morgan, the Executive Vice President of International Operations of EDC, LLC since 2005, mutually agreed to an extension of the employment of Mr. Morgan (the “Morgan Contract Extension”) from February 1, 2010 through June 30, 2010.  Mr. Morgan’s previous contract was set to terminate on January 31, 2010.  The Morgan Contract Extension provides for an annual base salary of £150,000, which was the same as Mr. Morgan’s salary in the prior contract.  Further, the Morgan Contract Extension entitled Mr. Morgan to social club dues of £2,084 during the five month contract extension period and £1,250 per month car allowance.  The Company also agreed to make a distribution equivalent to 20% of Mr. Morgan’s total salary for the five month employment period to a personal and recognized pension arrangement established by Mr. Morgan.  These benefits are also substantially the same as in Mr. Morgan’s prior contract.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Date Options Fully Vested	Option Expiration Date

Clarke H. Bailey	20,000	—	25.00	6/7/2007	6/7/2014
	30,000	—	23.00	6/30/2007	6/30/2014
	2,533	—	25.00	7/21/2009	7/21/2016
	7,500	—	23.00	12/14/2009	12/14/2016
Robert L. Chapman, Jr.	3,000	—	7.20	12/10/2009	12/10/2017

The Company maintains an incentive stock option plan (the “1996 Plan”) that was approved by the stockholders, is administered by the Compensation and Plan Administration Committee of the Board of Directors (the “Compensation Committee”) and is used to promote the long-term financial interests and growth of EDCI.  Participation under the 1996 Plan is limited to non-officer directors, key employees and other key persons.  Options are generally granted with an exercise price equal to the market price of its stock at the date of grant, generally vest based on three years of continuous service and have 10-year contractual terms. Generally, one-third of the options granted vest on each of the first, second and third anniversaries of the grant.  Pursuant to the terms of the Incentive Plan under which options and RSU’s are granted, the Compensation Committee of the Board of Directors is authorized to and has approved the suspension new grants of options and RSUs effective upon stockholder approval of the Plan of Dissolution.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the financial reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, including a discussion of the quality and the acceptability of the Company’s financial reporting and controls.

The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under standards of the Public Company Accounting Oversight Board (United States), including the matters required to be discussed by Statement on Auditing Standards No.  61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No.  90 (Audit Committee Communications). In addition, the Audit Committee has discussed with the Company’s independent registered public accounting firm the firm’s independence from management and the Company, including the matters in the independent registered public accounting firm’s written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Audit Committee also discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audits. The Audit Committee meets periodically with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the review, discussions and disclosures referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2009 be included in the Company’s Annual Report on Form 10-K for such year.

Audit Committee
Cliff O.  Bickell (Chairman)
David A. Sandberg
Ramon D. Ardizzone

CODE OF ETHICS

The Company has adopted a Code of Ethics (the “Code of Ethics”) which applies to all directors, officers and employees.  A copy of the Code of Ethics is posted on the Company’s website at www.edcih.com under the headings “Investor Center” and “Corporate Governance”  The Company intends to make any disclosures regarding amendments to, or waivers from, the Code of Ethics required under Form 8-K by posting such information on the Company’s website www.edcih.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 16, 2009, EDCI, Entertainment Distribution Company, LLC (“EDC”), and Entertainment Distribution Company (USA) LLC (a wholly-owned subsidiary of EDC) (“EDC USA”) (collectively, the “EDC Companies”) and Robert L. Chapman, Jr. entered into a settlement agreement and general mutual release with Michael W. Klinger, the former Executive Vice President and Chief Financial Officer of EDCI, which resulted in the settlement of all legal disputes existing between the parties in connection with Mr. Klinger’s previously disclosed separation of employment from EDCI. Pursuant to the settlement agreement, the EDC Companies withdrew their notice of termination for cause, retroactive to April 13, 2009, the date of Mr. Klinger’s separation from employment, and Mr. Klinger withdrew his notice of resignation for good reason. The EDC Companies accepted Mr. Klinger’s voluntary resignation effective December 17, 2009, agreed to pay a settlement payment for the benefit of Mr. Klinger in the amount of approximately $0.3 million, and agreed to reinstate certain life insurance and disability benefits to Mr. Klinger.  For the complete terms of the settlement agreement, see Exhibit 99.1 to the registrant's current report on Form 8-K filed with the SEC on December 17, 2009, which is incorporated by reference herein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors and officers of the Company and persons who beneficially own more than 10% of the Common Stock file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock of the Company.  Directors, officers and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports, and amendments thereto, furnished to the Company and written representations that no other reports were required during 2009, all reports required by Section 16(a) to be filed by its directors, officers and greater than 10% beneficial owners were filed on a timely basis.

PROPOSAL TWO: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2010.  This selection is being presented to the stockholders for their ratification at the 2010 Annual Meeting.  Representatives of Ernst & Young LLP are expected to be present at the 2010 Annual Meeting with an opportunity to make a statement if they desire to do so, and the representatives are expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2009 and December 31, 2008 and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2009	2008
Audit Fees (1)	$ 540,000	$ 1,187,000
Audit-Related Fees (2)	1,500	1,500
Tax Fees (3)	75,000	100,000
All Other Fees	–	–
	$ 616,500	$ 1,288,500

(1)
Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q.

(2)
Audit Related Fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”  These fees principally included fees for services rendered in connection with statutory audit of subsidiaries, mergers and acquisition services, and other accounting advisory services.

(3)	Tax services provided by Ernst & Young LLP principally included review of and consultation regarding the Company’s federal, state and foreign tax returns and tax planning.

       The Audit Committee’s current practice is to pre-approve all audit services and all non-audit services to be provided to the Company by its independent registered public accounting firm. The Board of Directors recommends a vote FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2010.  Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent public accountants is not required by the Company’s By-Laws or otherwise.  The Company is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of the Company’s independent registered public accounting firm will be reconsidered by the Audit Committee.

PROPOSAL THREE: STOCKHOLDER PROPOSAL TO HIRE
INDEPENDENT CONSULTANT TO REPRESENT INTERESTS OF CERTAIN THIRD PARTIES

The Board of Directors unanimously recommends a vote “AGAINST” the following stockholder proposal.

Kwaku O. Kushindana, having a mailing address of P.O. Box 52916, Baton Rouge, Louisiana 70892, owner of 10 shares of EDCI common stock, has notified EDCI that he intends to present the following proposal at the Annual Meeting.  As required by SEC rules, the text of the proposal and supporting statement are included below exactly as submitted by the stockholder.  EDCI is not responsible for the contents of the proposal or the supporting statement.

Stockholder Proposal

“Hereby, that Kwaku O. Kushindana of Louisiana be hired as an Independent Consultant (based from Louisiana) to insure the rights of disaffected concerns (i.e., small shareholders, small firms doing business with EDCI, women & minority owned firms, gay & lesbian entities, artists under the purview of Entertainment Distributions Company, Inc, small retail stores, etc).

Further, that named person receives a three year contract during the winding down period of EDCI which would include a salary, plus expenses to insure the fairness of this process to all disaffected concerns.”

Supporting Statement

The proponent of the foregoing proposal has submitted the following statement in support thereof:

Finally, the named individuals’ qualifications include: A Fellowship Recipient at The Stanford University Professional Publishing Course and his written material has appeared in The Washington Post (“Outlook Section”) and has appeared on National Public Radio (“NPR” on “Talk of the Nation”).

Response of the Board of Directors Opposing the Proposal

The Board of Directors unanimously recommends a vote “AGAINST” this stockholder proposal.

The Board of Directors believes the proposal is not in the best interests of EDCI or its stockholders and recommends a vote “AGAINST” the proposal.  Under Delaware law, upon dissolution, a corporation is required to wind-up its affairs and, in this regard, is only permitted to prosecute and defend suits, gradually settle and close the business, dispose of and convey its property, discharge its liabilities, and distribute the remaining assets to the stockholders.  The dissolving corporation is prohibited from continuing the business for which it was organized.  As a result, the board of directors of a dissolving corporation is compelled to take into account the interests of a number of different constituencies during the dissolution process, including claimants, creditors, and stockholders.

In this connection, EDCI’s Board of Directors believes the foregoing stockholder proposal is unnecessary and inappropriate as an exercise of corporate governance for a corporation in dissolution.  EDCI’s Board of Directors already is taking into account the interests of the constituencies it is required to consider during the dissolution process, including our stockholders.  Therefore, hiring a consultant to duplicate these efforts and advance the interests of other groups, which do not have legitimate interests in the dissolution process, such as small firms doing business with EDCI when EDCI is prohibited by law from continuing the business for which it was organized, is unnecessary and constitutes a waste of corporate assets.

Finally, the Board believes that entering into a three year contract with Mr. Kushindana and paying him a salary and expenses would be an inappropriate expenditure of a finite amount of cash resources which could be more beneficially used to maximize stockholder value during the dissolution process.

For the foregoing reasons, the Board of Directors believes that this stockholder proposal is not in the best interests of EDCI or our stockholders.  Therefore, the Board of Directors unanimously recommends a vote “AGAINST” this stockholder proposal.

PROPOSALS OF STOCKHOLDERS

The Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board of Directors on matters relevant to the Company.  As such, each of the Company’s directors is requested to attend in person the Annual Meeting of Stockholders.  All members of the Company’s Board of Directors attended the 2009 Annual Meeting of Stockholders in person.

In addition, it is the policy of the Company that stockholders may, at any time, communicate with any of the Company’s directors by mailing a written communication to such director, c/o Secretary, EDCI Holdings, Inc.., 11 East 44th Street, Suite 1201, New York, New York 10017.  All communications received in accordance with these procedures will be reviewed by the office of the Secretary of the Company and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the office of the Secretary of the Company, to be improper for submission to the intended recipient.  Examples of stockholder communications that would be considered improper for submission include, without limitation, communications that:

•	do not relate to the business or affairs of the Company or the functioning or constitution of the Board or any of its committees,

•	relate to routine or insignificant matters that do not warrant the attention of the Board,

•	are advertisements or other commercial solicitations, or

•	are frivolous or offensive or otherwise not appropriate for delivery to directors.

To have a proposal intended to be presented at the Annual Meeting of Stockholders to be held in 2011 be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Secretary of the Company no later than January 3, 2011.  In addition, the Company’s By-Laws provide that if a stockholder desires to submit a proposal for consideration at the 2011 Annual Meeting of Stockholders, or to nominate persons for election as director at that meeting, the stockholder must deliver written notice of such proposal or nomination in writing in the form specified by the By-Laws to the Secretary of the Company no later than April 16, 2011 or such proposal will be considered untimely.  The Company’s By-Laws further provide that the presiding officer of an annual meeting shall refuse to acknowledge any untimely proposal or nomination.  Additionally, under applicable SEC rules the persons named in the proxy statement and form of proxy for the 2011 Annual Meeting of Stockholders would have discretionary authority to vote on any such untimely nomination or proposal.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented at the 2010 Annual Meeting other than those set forth in the Notice of the 2010 Annual Meeting.  However, if any other matters do come before the 2010 Annual Meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

The Company will pay the cost of preparing the proxy materials and soliciting proxies for the annual meeting.  In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally, by telephone, electronically, or by other means of communication.  If our directors, officers, or employees were to solicit proxies, they would receive no additional compensation for their services.

INCORPORATION BY REFERENCE

The section in this proxy statement entitled “Audit Committee Report” does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing we make under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate the section into another filing by reference.

HOUSEHOLDING

We are delivering a single Notice of Internet Availability of Proxy Materials, and if requested, a single copy of our proxy statement and annual report to persons with the same last name residing in a single household or whom we reasonably believe are members of the same family, unless we have been notified that such persons prefer to receive individual copies of those documents. This practice is referred to as “householding.” If you reside at an address that received only one copy of our Notice of Internet Availability of Proxy Materials or, if requested, our proxy statement and annual report as a result of householding, we will promptly deliver additional copies upon oral or written request to EDCI Holdings, Inc., 11 East 44th Street, Suite 1201, New York, New York 10018, Attn: Corporate Secretary, or you may request additional copies by following the instructions listed at www.proxyvote.com, by telephoning 1-800-579-1639, or by sending an e-mail to sendmaterial@proxyvote.com.

If you object to householding and wish to receive separate copies of documents in the future, you may contact Broadridge, whether your shares are held of record by you or held in an account at a brokerage firm or bank at (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.  Broadridge will remove a requesting stockholder from the householding program within 30 days of the stockholder’s written request. If you received multiple copies of your Notice of Internet Availability of Proxy Materials or other documents at a single address and would like to request delivery of a single copy in the future, please contact us or Broadridge as described above.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 14, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 14, 2010. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors
   Nominees

01 David. A. Sandberg

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

The Board of Directors recommends you vote FOR the following proposal(s):

The Board of Directors recommends you vote AGAINST the following proposal(s):

NOTE: In their discretion, the Proxies each are authorized to vote upon such other business as may properly come before the 2010 Annual Meeting and any adjournment(s) or postponement(s) thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000066578_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and 2009 Annual Report on Form 10-K is/are available at www.proxyvote.com .

EDCI HOLDINGS, INC.
Annual Meeting of Stockholders
June 15, 2010
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Matthew K. Behrent and Clarke H. Bailey or either of them, as proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of Common Stock of EDCI Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders be held at 9:00 a.m. local time on June 15, 2010 at the Westin Atlanta Airport, Atlanta I Room, 4736 Best Road, Atlanta, GA, 30337 and any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE WITH RESPECT TO PROPOSAL ONE OR TWO, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEE LISTED AND "FOR" PROPOSAL TWO, REPECTIVELY. IF NO DIRECTION IS MADE WITH RESPECT TO PROPOSAL THREE, THIS PROXY WILL BE VOTED "AGAINST" PROPOSAL THREE.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. The Notice of Special Meeting of Stockholders, Proxy Statement, 2009 Annual Report on Form 10-K, and form of proxy card for the Special Meeting are also available at http://www.edcih.com. You also may request a copy of these materials by calling (646) 401-0084 or by sending an email to EDCInvestorRelations@edcih.com. For meeting directions please call (646) 401-0084.

Continued and to be signed on reverse side

0000066578_2 R2.09.05.010